Exhibit 99.2

Fourth Quarter and Full Year 2021 Financial Results and Business Update February 23, 2022 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2022 Theravance Biopharma. All rights reserved.

Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company's goals, designs, strategies, plans and objectives, the impact of the Company’s restructuring plan, ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company's product and product candidates, the potential that the Company's research programs will progress product candidates into the clinic, the Company's expectations for product candidates through development and the market for products being commercialized, the Company's expectations regarding its allocation of resources, potential regulatory actions and commercialization (including differentiation from other products or potential products and addressable market), product sales or profit share revenue and the Company's expectations for its expenses, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, disagreements with Innoviva , Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that the results of these proceedings could be adverse to the Company, additional future analysis of the data resulting from our clinical trial(s), delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company's compounds, products or product candidates are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, the feasibility of undertaking future clinical trials based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s restructuring actions on its employees, partners and others . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on November 8 , 2021 , and other periodic reports filed with the SEC . Forward - looking statements 2

Agenda 3 Introduction Gail B. Cohen Vice President, Corporate Communications Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Rhonda F. Farnum Senior Vice President, Commercial and Medical Affairs Richard A. Graham Senior Vice President, Research and Development Financial Update Andrew A. Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer

Rapid transition to a streamlined, respiratory focused Theravance Biopharma 4 Significant cost reduction program reduces Company size to become sustainably cash - flow positive beginning 2H 2022 Focus on leveraging expertise in developing and commercializing respiratory therapeutics Streamlined R&D investment to focus on highest value core respiratory opportunities Leverage partnerships to unlock value of pipeline non - core assets Overarching goal: maximize shareholder value

Key pillars of respiratory-focused value creation plan

YUPELRI®

- Consensus US peak year sales of ~$400 million[1]
- Q4 2021 net sales of $44 million implies run rate annual sales of ~$180 million
- YUPELRI remains early in its product lifecycle; has demonstrated quarter-over-quarter market share growth
- TBPH hospital-based and Viatris community-based sales forces continue driving growth
- PIFR-2 study intended to capture more of the addressable market and further strengthen its competitive advantage
- Long patent life

Core Respiratory Pipeline

Near-term catalysts will inform upside potential of focused pipeline:

- Inhaled JAK inhibitor portfolio, with the most advanced candidate being nezulcitinib (TD-0903), initially targeting acute lung injury and fibrotic disease
- Dry-powder inhaled JAK inhibitors to proceed into clinic with next generation compounds after securing partnership

TRELEGY

- Consensus global peak year sales of ~$3.6 billion[2]
- Q4 2021 net sales of $479 million implies run rate annual sales of ~$1.9 billion[3]
- Long patent life
- TRELEGY-related cash flows to TBPH to increase substantially (once non-recourse note is fully repaid)[3]

1. Source: TBPH Analysts Consensus [8] December 9, 2021. 2. Source: Bloomberg GSK Analysts Consensus February 15, 2022. 3. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035.
JAK, Janus kinase; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
5

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD

- Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]
- 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
For Oral Inhalation Only
Rx only
Theravance Biopharma
Mylan
30

- **TBPH** and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI (revefenacin)
- Companies co-promote under US profit/loss share

Theravance Biopharma


35%
65%

VIATRIS™

Theravance Biopharma
Medicines That Make a Difference

1. Global Initiative for Chronic Obstructive Lung Disease 2022 Report, htttps://goldcopd.org.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10K filed February 26, 2021 for greater detail re TBPH implied 35%. 8 TBPH implied 35% of YUPELRI US net sales represents TBPH’s portion of the combined TBPH and VIATRIS net revenue TBPH Implied 35% of Total Net Sales ($M) $3.2 $5.8 $10.4 $12.9 $10.6 $13.0 $13.5 $12.9 $14.6 $13.8 $15.3 0 2 4 6 8 10 12 14 16 18 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21

YUPELRI ® hospital sales and community TRx trends Continued market share growth across both the hospital and retail channels 1.1% 2.2% 3.4% 5.4% 6.5% 6.6% 7.4% 7.8% 8.7% 9.5% 10.8% 0% 5% 10% 15% 20% 25% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Hospital LA - NEB Market Share* Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 12/31/2021. ** Community LA - NEB Market Share - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through 10/31/2021 (Q4’21 Community LA - NEB Market Share Incomplete). *** Retail TRx Volume - Symphony Health METYS Prescription Dashboard through 12/31/2021. 9 TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 1.5% 6.1% 9.8% 13.1% 15.2% 16.3% 17.4% 18.7% 19.7% 21.4% 22.7% 23.2% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Retail TRx Volume*** Community LA - NEB Market Share** Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 **Community LA - NEB Market Share includes Retail + DME / Med B FFS through Oct’21 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol , formoterol

0 2,000 4,000 6,000 8,000 10,000 YULPELRI Weekly Hospital Doses YUPELRI ® hospital volume has returned to growth Source: IQVIA DDD through 12/31/2021. 10 2019 Growth from launch 2020 Flat 2021 Return to growth Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Favorable YUPELRI ® outlook in 2022 and beyond 11 1. Data on file from TBPH survey of HCPs October 2020 - October 2021. COPD, chronic obstructive pulmonary disease; PIFR, peak inspiratory flow rate; PPE, personal protective equipment; QD, once a da y. Additional potential growth opportunities Observations from the field 1 ‣ Pulmonologists / other HCPs have resumed routine testing to evaluate and diagnose COPD patients ‣ In office nebulization for COPD patients has resumed ‣ 99% of hospital - based HCPs support nebulization regardless of COVID - 19 status if proper PPE is worn ‣ More hospitals becoming or are “all neb” ‣ QD dosing important to alleviate health systems overwhelmed by rising COVID - 19 cases (over - taxed hospitals and long - term care facilities) ‣ PIFR - 2 study: intended to capture more of the addressable market and further strengthen its competitive advantage ‣ China opportunity : e xclusive rights licensed to Viatris in 2019; p otential development and sales milestones totaling $54M / low double - digit tiered royalties on net sales

Pipeline focused on highest value core respiratory opportunities 1. Excluding programs that are in the process of being wound down following restructuring. JAK, Janus kinase; PIFR, peak inspiratory flow rate. 12 New Theravance Biopharma: Core Respiratory Focused pipeline of core respiratory programs 1 Implement partnering strategy to maximize value of pipeline assets ‣ PIFR - 2 Phase 4 study intended to capture more of the addressable market and further strengthen its competitive advantage ‣ Inhaled JAK inhibitor portfolio which includes nezulcitinib

A new, respiratory focused Theravance Biopharma

	Program	Indication	US Patients[1]	Stage (Research → Phase 1 → Phase 2 → Phase 3 → Filed → Marketed → Phase 4)	Collaborator
Respiratory Assets	**YUPELRI (revefenacin)** LAMA	COPD patients with suboptimal PIFR	>8mm	Marketed; Phase 4 PIFR-2 Study	VIATRIS
Respiratory Assets	**Nezulcitinib (TD-0903)** Inhaled JAKi	Acute and chronic lung inflammation, fibrotic disease	>32mm	Phase 2	
Respiratory Assets	**Inhaled JAKi**	Asthma	~25mm	Phase 1	
Economic Interests	**TRELEGY[2]** FF/UMEC/VI	COPD	>8mm	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY[2]** FF/UMEC/VI	Asthma	~25mm	Marketed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	>8mm	Research	Pfizer
Non-Core Assets*	**Ampreloxetine (TD-9855)** NRI	Symptomatic nOH	~350k	Phase 3	
Non-Core Assets*	**Izencitinib (TD-1473)** GI JAKi	UC	~900k	Phase 2b/3	
Non-Core Assets*	**Izencitinib (TD-1473)** GI JAKi	CD	~800k	Phase 2	
Non-Core Assets*	**TD-5202** Irreversible JAK3i	Celiac disease UC CD	~5mm	Phase 1	
Non-Core Assets*	**Inhaled ALK5i**	Idiopathic pulmonary fibrosis	~140k	Phase 1	

***Limited additional capital investment planned post Q1 2022**

1. TBPH estimate derived from integrating multiple data sources 2. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. ALK5i, transforming growth factor β receptor I kinase inhibitor; CD, Crohn's disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/ vilanterol; JAKi, JAK inhibitor; LAMA, long-acting muscarinic antagonist ;nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; PIFR, peak inspiratory flow rate; UC, ulcerative colitis.

Theravance Biopharma
Medicines That Make a Difference
13

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK’s TRELEGY 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or flutic aso ne furoate/umeclidinium/vilanterol; comprised of inhaled corticosteroid, long - acting muscarinic receptor antagonist, and long - acting β2 agonists, active components of Anoro (UMEC/VI). COPD, chronic obstructive pulmonary disease. 15 TRELEGY Upward - tiering royalties of ~5.5 – 8.5% of global net sales 1 Q4 global net sales of $ 479M Year - over - year sales growth of 52 % from the same period in 2020 TRELEGY now has 53 % of US triple therapy patients for COPD and 71 % global share 0 100 200 300 400 500 600 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 Monthly TRx Volume (Thousands) Month Post Launch Strongest US ELLIPTA Launch ANORO ELLIPTA ARNUITY ELLIPTA BREO ELLIPTA INCRUSE ELLIPTA Launched in US in November 2017 Source: GSK, Symphony Health Metys monthly TRx data for the time period Sept'13 to Dec'21. TRELEGY Mortality Ad Comm TRELEGY Asthma Approval BREO Asthma Approval TRELEGY

Fourth quarter 2021 financial highlights

$173.5 million cash[1] as of December 31, 2021

($, in thousands)	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
	(Unaudited)		(Unaudited)	
Revenue:				
Collaboration revenue	$ 2,813	$ 7,083	$ 11,463	$ 26,464
Licensing revenue	—	—	—	1,500
Viatris collaboration agreement	12,132	11,647	43,848	43,893
Total revenue	14,945	18,730	55,311	71,857
Costs and expenses:				
Research and development[2]	31,225	65,165	193,657	260,953
Selling, general and administrative[2]	21,516	30,055	99,296	108,661
Restructuring and related expenses[2]	18,371	—	20,142	—
Total costs and expenses	71,112	95,220	313,095	369,614
Loss from operations	**(56,167)**	**(76,490)**	**(257,784)**	**(297,757)**
Share-based compensation expense:				
Research and development	3,442	7,570	25,634	31,294
Selling, general and administrative	5,113	7,981	28,065	31,682
Restructuring and related expenses	8,362	—	8,362	—
Total share-based compensation expense	16,917	15,551	62,061	62,976
Operating expense excluding share-based compensation and one-time restructuring expense:				
Research and development operating expense[3]	27,783	57,595	168,023	229,659
Selling, general and administrative operating expense[3]	16,403	22,074	71,231	76,979

Theravance Biopharma
Medicines That Make a Difference

1. Cash, cash equivalents and marketable securities.
2. Amounts include share-based compensation.
3. Excludes share-based compensation and restructuring expense.

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Financial Guidance

Execution of cost-cutting initiatives resulted in lower FY 2021 Actuals vs. OPEX guidance[1]:

- R&D: $168M Actuals vs. range of $170–$180M
- SG&A: $71M Actuals vs. range of $65–$75M

Reiterating 2022 OPEX guidance[1]:

- R&D: range of $45–55M
- SG&A: range of $35–45M

2022 guidance includes **~$10M in non-recurring spend,** mostly in R&D:

- Majority in Q1 to support completion of late-stage programs
- OPEX Q2 and onward will reflect recurring spend only



Guidance Mid-Point: OPEX ($M)1
Down $6M
245
70
175
239
71
168
90
40
50
2021 Guidance
2021 Actuals
2022 Guidance
R&D
SG&A

Theravance Biopharma is projected to be sustainably cash-flow positive beginning in 2H 2022

1. Excluding share-based compensation (SBC) and one-time restructuring, severance and termination costs.

Theravance Biopharma
Medicines That Make a Difference
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Rapid transition to a streamlined, respiratory focused Theravance Biopharma 18 Significant cost reduction program reduces Company size to become sustainably cash - flow positive beginning 2H 2022 Focus on leveraging expertise in developing and commercializing respiratory therapeutics Streamlined R&D investment to focus on highest value core respiratory opportunities Leverage partnerships to unlock value of pipeline non - core assets Overarching goal: maximize shareholder value

Q&A Session Rick E Winningham Chairman and Chief Executive Officer Andrew A. Hindman Senior Vice President, Chief Financial Officer Rhonda F. Farnum Senior Vice President, Commercial and Medical Affairs Richard A. Graham Senior Vice President, Research and Development

YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 20

About YUPELRI® (revefenacin) inhalation solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

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